Exhibit 99.26

                       GE CAPITAL MORTGAGE SERVICES, INC.
                                MONTHLY STATEMENT
                                   June, 1998
          Series 1998-10A, REMIC Multi-Class Pass-Through Certificates

     Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                  7.420712
                                                       -------------------------
       Weighted average maturity                                         356.48
                                                       -------------------------

 A.      Amount of distribution allocable to principal and interest:

         The amounts below are for a Single Certificate of $1,000:
        1.
                                   Principal
             Principal Per    Prepayments Per    Interest Per
      Class   Certificate       Certificate       Certificate     Payout Rate
      -----   -----------       -----------       -----------     -----------
       PO1   $   0.91622748   $    0.03524558  $    0.00000000   %   0.00000000
       1A1   $   0.00000000   $    0.00000000  $    5.54166668   %   6.65000002
       1A2   $   0.00000000   $    0.00000000  $    5.41666657   %   6.49999989
       1A3   $   0.00000000   $    0.00000000  $    5.33333333   %   6.40000000
       1A4   $   0.00000000   $    0.00000000  $    5.62499941   %   6.74999930
       1A5   $   4.08111327   $    3.68073701  $    5.83333333   %   7.00000000
       1A6   $ 127.54722169   $  120.29530022  $    5.83333319   %   6.99999983
       1A7   $   0.00000000   $    0.00000000  $    5.83333359   %   7.00000030
       1A8   $   0.00000000   $    0.00000000  $    5.83333333   %   7.00000000
       1A9   $  15.82650797   $   14.27385319  $    0.00000000   %   0.00000000
       1A10  $   0.00000000   $    0.00000000  $    5.62500006   %   6.75000008
       1R    $   0.00000000   $    0.00000000  $    5.60000000   %   6.72000000
       1RL   $   0.00000000   $    0.00000000  $    5.60000000   %   6.72000000
       1M    $   0.76860428   $    0.00000000  $    5.62500054   %   6.75000064
       1B1   $   0.76860373   $    0.00000000  $    5.62500124   %   6.75000149
       1B2   $   0.76860424   $    0.00000000  $    5.62500000   %   6.75000000
       1B3   $   0.76860338   $    0.00000000  $    5.62500000   %   6.75000000
       1B4   $   0.76860835   $    0.00000000  $    5.62500000   %   6.75000000
       1B5   $   0.76860311   $    0.00000000  $    5.62499670   %   6.74999604

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

 B.   Accrual Amount
       1.
      Class            Accrual Amount
      -----            --------------
       1A6             $   134,458.33
       1A7             $    76,696.67
       1A8             $     6,650.00

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                          $           28,134.21
                                                                ----------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:       $      499,293,726.67
                                                                ----------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:               1,618
                                                                ---------------
       3.
        Beginning Aggregate Ending Aggregate        Ending
         Class Certificate  Class Certificate  Single Certificate
Class    Principal Balance  Principal Balance       Balance           Cusip
-----    -----------------  -----------------       -------           -----
PO1     $       634,122.00  $      633,540.96  $          999.08    GEC9810P1
1A1     $   100,043,000.00  $  100,043,000.00  $        1,000.00    36158GDV7
1A2     $    35,000,000.00  $   35,000,000.00  $        1,000.00    36158GDW5
1A3     $    28,530,000.00  $   28,530,000.00  $        1,000.00    36158GDX3
1A4     $     4,257,748.00  $    4,257,748.15  $        1,000.00    36158GDY1
1A5     $   192,900,000.00  $  192,112,753.25  $          995.92    36158GDZ8
1A6     $    23,050,000.00  $   20,110,036.54  $          872.45    36158GEA2
1A7     $    13,148,000.00  $   13,224,696.67  $        1,005.83    36158GEB0
1A8     $     1,140,000.00  $    1,146,650.00  $        1,005.83    36158GEC8
1A9     $     8,528,000.00  $    8,393,031.54  $          984.17    36158GED6
1A10    $    79,991,000.00  $   79,991,000.00  $        1,000.00    36158GEE4
SUP1    $   472,466,904.33  $  468,699,543.12  $          992.03    GEC9810S1
1R      $           100.00  $          100.00  $        1,000.00    36158GEF1
1RL     $           100.00  $          100.00  $        1,000.00    36158GEG9
1M      $     9,307,000.00  $    9,299,846.60  $          999.23    36157RGR0
1B1     $     4,025,000.00  $    4,021,906.37  $          999.23    36157RGS8
1B2     $     2,264,000.00  $    2,262,259.88  $          999.23    36157RGT6
1B3     $     2,012,000.00  $    2,010,453.57  $          999.23    36157RHH1
1B4     $     1,006,000.00  $    1,005,226.78  $          999.23    36157RHJ7
1B5     $     1,510,285.33  $    1,509,124.52  $          999.23    36157RHK4

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number            0        Principal Balance  $                0.00
                              --------                          ----------------
       2.   60-89 days
            Number            0        Principal Balance  $                0.00
                              --------                          ----------------
       3.   90 days or more
            Number            0        Principal Balance  $                0.00
                              --------                          ----------------
       4.   In Foreclosure
            Number            0        Principal Balance  $                0.00
                              --------                          ----------------
       5.   Real Estate Owned
            Number            0        Principal Balance  $                0.00
                              --------                          ----------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                          $                0.00
                                                                ----------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                   $                0.00
                                                             -------------------

       2.   Bankruptcy Loss Amount:                       $                0.00
                                                             -------------------

       3.   Fraud Loss Amount:                            $                0.00
                                                             -------------------

       4.   Certificate Interest Rate of the Class S Certificate: %   0.00000000
                                                                  --------------

*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.